Exhibit 10.21

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of February [__], 2020, by and among GULF ISLAND FABRICATION, INC., a Louisiana corporation, as borrower (“Borrower”), HANCOCK WHITNEY BANK, a Mississippi state chartered bank, as administrative agent for the Lenders (in such capacity, “Administrative Agent”), and the Lenders.  Capitalized terms used but not defined in this Amendment have the meanings given such terms in the Credit Agreement (defined below).

RECITALS

A.	Borrower, Administrative Agent, and Lenders entered into that certain Credit Agreement dated as of June 9, 2017 (as amended, restated or supplemented, the “Credit Agreement”).
B.	Borrower, Administrative Agent, and Lenders have agreed to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1.Amendments to Credit Agreement.

(a)Section 1.1 of the Credit Agreement is hereby amended by adding the defined terms “Fifth Amendment Effective Date” and “Liquidity” in their appropriate alphabetical order as follows:

“Fifth Amendment Effective Date means February [__], 2020.”

“Liquidity means, when determined, the aggregate amount of all cash and Cash Equivalents of the Companies held and on deposit with the Agent or its Affiliates.”

(b)Section 10.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“10.1Current Ratio

.  Borrower will maintain a ratio of current assets to current liabilities of not less than 1.25:1.00.  For purposes of this Section 10.1, “current assets” and “current liabilities” shall have the meaning assigned to such terms under GAAP; provided that current liabilities shall include, without limitation, all outstanding Revolving Credit Exposure, regardless of the Revolving Credit Termination Date or other due date therefor. The financial covenant under this Section 10.1 shall be calculated and tested on a quarterly basis as of the last day of each fiscal quarter of Borrower, commencing with the fiscal quarter ending December 31, 2019.”

(c)Section 10.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“10.2Minimum Tangible Net Worth

.  Borrower shall not permit at any time the sum of Tangible Net Worth to be less than the sum of (i) $130,000,000 plus (ii) 100% of all net proceeds of any issuance of any stock or other equity after deducting of any fees, commissions, expenses and other costs incurred in such offering. The financial covenant in this Section 10.2 shall be calculated and tested

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on a quarterly basis as of the last day of each fiscal quarter of Borrower, commencing with the fiscal quarter ended December 31, 2019.”

(d)The Credit Agreement is hereby amended to add a new Section 10.4 thereto in the appropriate numerical order.

“10.4Liquidity

.  Liquidity may not at any time be less than $40,000,000.  Liquidity shall be calculated and tested monthly as of the last day of each month, commencing with the month ended December 31, 2019.”

2.Conditions.  This Amendment shall be effective once each of the following have been delivered to Administrative Agent:

(a)this Amendment executed by Borrower, Administrative Agent, and the Lenders;

(b)the Guarantors’ Consent and Agreement attached to this Amendment executed by Guarantors;

(c)an officer’s certificate of Borrower, attaching or including the following:

(i)copies of resolutions of the Board of Directors of Borrower and each other Loan Party that is a legal entity approving the transactions contemplated by the Credit Agreement and authorizing certain officers of Borrower and other Loan Parties to negotiate, execute, and deliver this Amendment and the other Loan Documents in connection herewith the Loan Documents, certified by a secretary or assistant secretary of Borrower to be true and correct and in full force and effect as of the Fifth Amendment Effective Date; and

(ii)an incumbency certificate of Borrower and each other Loan Party that is a legal entity certified by a secretary or assistant secretary of Borrower or such Loan Party to be true and correct as of Fifth Amendment Effective Date with specimen signatures of the officers of each Loan Party authorized to execute and deliver Loan Documents to the Administrative Agent and Lenders;

(d)such other documents as Administrative Agent may reasonably request; and

(e)payment by Borrower of all agreed fees and expenses of Administrative Agent and the Lenders in connection with this Amendment and the transactions contemplated hereby, including an amendment fee of $25,000 payable to Administrative Agent, for the benefit of the Lenders.  Such fee shall be fully earned and non-refundable as of the date of the effectiveness of this Amendment.

3.Representations and Warranties.  Borrower represents and warrants to Administrative Agent and Lenders that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of Borrower, (c) no other consent of any Person is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) no changes have been made to Borrower’s Organizational Documents since the date of the certificate delivered in connection with the closing of the Credit Agreement (f) the

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representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (g) before and after giving effect to this Amendment it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (h) before and after giving effect to this Amendment no Default or Potential Default has occurred and is continuing.  The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment.  No investigation by Administrative Agent or any Lender is required for Administrative Agent and Lenders to rely on the representations and warranties in this Amendment.

4.Scope of Amendment; Reaffirmation; Release.  All references to the Credit Agreement shall refer to the Credit Agreement as affected by this Amendment.  Except as affected by this Amendment, the Loan Documents remain unchanged and continue in full force and effect.  However, in the event of any inconsistency between the terms of the Credit Agreement (as affected by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement.  Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which it is a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment).  Borrower hereby releases Administrative Agent and Lenders from any liability for actions or omissions in connection with the Credit Agreement and the other Loan Documents prior to the date of this Amendment.

5.Miscellaneous.

(a)No Waiver of Defaults.  This Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Administrative Agent’s and Lenders’ right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)Form.  Each agreement, document, instrument or other writing to be furnished Lender under any provision of this Amendment must be in Proper Form.

(c)Headings.  The headings and captions used in this Amendment are included for convenience of reference only and shall not affect the interpretation of this Amendment, the Credit Agreement, or any other Loan Document.

(d)Costs, Expenses and Attorneys’ Fees.  Borrower agrees to pay or reimburse Administrative Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Administrative Agent’s counsel.

(e)Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f)Multiple Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

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(g)Governing Law.  This Amendment and the other Loan Documents must be construed, and their performance enforced, under Louisiana law.

(h)Entirety.  The Loan Documents (as amended hereby) Represent the Final Agreement Among Borrower, Administrative Agent, and Lenders and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties.  There Are No Unwritten Oral Agreements among the Parties.

[Signatures appear on the immediately following pages.]

Signature Page to

Fifth Amendment to Credit Agreement

This Amendment is executed as of the date set out in the preamble to this Amendment.

BORROWER:

GULF ISLAND FABRICATION, INC., a Louisiana corporation

By:  /s/ Richard W. Heo

Name:  Richard W. Heo

Title:  President & CEO

Signature Page to

Fifth Amendment to Credit Agreement

ADMINISTRATIVE AGENT:

HANCOCK WHITNEY BANK,

a Mississippi state chartered bank, as Administrative Agent

By:  /s/ Tommy D. Pitre

Name:  Tommy D. Pitre

Title:    Senior Vice President

Signature Page to

Fifth Amendment to Credit Agreement

LENDERS:

HANCOCK WHITNEY BANK,

a Mississippi state chartered bank, as sole Lender

By:  /s/ Tommy D. Pitre

Name:  Tommy D. Pitre

Title:    Senior Vice President

Guarantors’ Consent

and Agreement to Fifth Amendment to Credit Agreement

GUARANTORS’ CONSENT AND AGREEMENT

TO

FIFTH AMENDMENT TO CREDIT AGREEMENT

As an inducement to the Administrative Agent and each Lender to execute, and in consideration of the Administrative Agent and each Lender’s execution of, the Amendment, each of the undersigned hereby consents to this Amendment and agrees that this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of such undersigned under the Guaranty executed by such undersigned in connection with the Credit Agreement, or under any other Loan Documents executed by the undersigned to secure any of the Obligations (as defined in the Credit Agreement), all of which are in full force and effect. Each of the undersigned further represents and warrants to the Administrative Agent and the Lenders that (a) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of the Amendment, (b) before and after giving effect to the Amendment, it is in compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (c) before and after giving effect to this Amendment, no Default or Potential Default has occurred and is continuing. The undersigned hereby releases, discharges and acquits Administrative Agent and each Lender from any and all claims, demands, actions, causes of action, remedies, and liabilities of every kind or nature (including without limitation, offsets, reductions, rebates, and lender liability) arising out of any act, occurrence, transaction or omission occurring in connection with the Guaranty prior to the date of the Amendment.  This Guarantors’ Consent and Agreement shall be binding upon the undersigned, and its permitted assigns, if any, and shall inure to the benefit of the Administrative Agent, each Lender and their respective successors and assigns.

[Signature Page Follows]

Signature Page to

Fifth Amendment to Credit Agreement

GUARANTORS:

GULF ISLAND WORKS, LLC, a Louisiana limited liability company

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:  /s/ Richard W. Heo

Name:  Richard W. Heo

Title:  President & CEO

GULF ISLAND EPC, LLC, a Louisiana limited liability company

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:  /s/ Richard W. Heo

Name:  Richard W. Heo

Title:  President & CEO

GULF MARINE FABRICATORS, LIMITED PARTNER, L.L.C., a Louisiana limited liability company

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:  /s/ Richard W. Heo

Name:  Richard W. Heo

Title:  President & CEO

Signature Page to

Fifth Amendment to Credit Agreement

GULF MARINE FABRICATORS GENERAL PARTNER, L.L.C., a Louisiana limited liability company

By:	GULF MARINE FABRICATORS, LIMITED PARTNER, L.L.C., a Louisiana limited liability company, its sole member

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:  /s/ Richard W. Heo

Name:  Richard W. Heo

Title:  President & CEO

GULF MARINE FABRICATORS, L.P., a Texas limited partnership

By:	GULF MARINE FABRICATORS, LIMITED PARTNER, L.L.C., a Louisiana limited liability company, its general partner

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:  /s/ Richard W. Heo

Name:  Richard W. Heo

Title:  President & CEO

GULF ISLAND, L.L.C., a Louisiana limited liability company

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:  /s/ Richard W. Heo

Name:  Richard W. Heo

Title:  President & CEO

Signature Page to

Fifth Amendment to Credit Agreement

GULF ISLAND RESOURCES, L.L.C., a Louisiana limited liability company

By:	GULF ISLAND, L.L.C., a Louisiana limited liability company, its sole member

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:  /s/ Richard W. Heo

Name:  Richard W. Heo

Title:  President & CEO

GULF ISLAND SHIPYARDS, LLC, a Louisiana limited liability company

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:  /s/ Richard W. Heo

Name:  Richard W. Heo

Title:  President & CEO

GULF ISLAND SERVICES, L.L.C., a Louisiana limited liability company

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:  /s/ Richard W. Heo

Name:  Richard W. Heo

Title:  President & CEO